UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BLACK HAWK EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Nevada	TBA
(State of incorporation or organization)	(I.R.S. Employer Identification No.)
8391 Beverly Blvd., Suite 305, Los Angeles
California
90048
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange of which
to be so registered	each class is to be registered

Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 000-131048 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value of $0.001
(Title of class)

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Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 000-131048) is incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit
Number	Description
3.1	Articles of Incorporation (1)
3.2	By-Laws (1)
(1)	Filed as an exhibit to the Registrant's registration statement on Form SB-2 filed with the Commission on January 17, 2006.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: May 9, 2006

BLACK HAWK EXPLORATION INC.

By:	/s/ Garrett Ainsworth
GARRETT AINSWORTH
President and Director
(Principal Executive Officer)

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